                                                                   EXHIBIT 99(A)



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                            YOUR PROXY VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE YOUR PROXY ON
                                            THE PHONE, OR THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE,
                                            FACSIMILE AND INTERNET VOTING SAVES
                                            POSTAGE COSTS. SAVINGS WHICH CAN
                                            HELP MINIMIZE EXPENSES.

                                            IT SAVES TIME! TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY! JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-241-6192,
                                            OR GO TO WEBSITE:
                                            HTTPS://VOTE.PROXY-DIRECT.COM

                                            3. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            4. DO NOT MAIL YOUR PROXY CARD WHEN
                                            YOU VOTE BY PHONE, OR INTERNET.



                  Please detach at perforation before mailing.


PROXY                       VAN KAMPEN XXXXXXXXX FUND                     PROXY
                                       AND
                            VAN KAMPEN XXXXXXXXX FUND
                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 2005

Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen XXXXXXX (the "Target Fund") and Van Kampen XXXXXXXX (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at X:XX a.m. THIS PROXY IS SOLICITED ON BEHALF OF EACH FUND'S BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                          VOTE VIA THE TELEPHONE: 1-866-241-6192
                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM
                                          999 9999 9999 999


                                          NOTE: Please sign exactly as your name
                                          appears on this proxy card. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.


                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Signature (if held jointly)


                                          --------------------------------------
                                          Date                        XXX XXXX

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.



THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
      PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


                                                                  FOR      AGAINST      ABSTAIN



   1.   To approve an Agreement and Plan of Reorganization        [ ]        [ ]          [ ]
        between the Target Fund and the Acquiring Fund, the
        termination of Target Fund's registration under the
        Investment Company Act of 1940, as amended, and the
        dissolution of the Target Fund under applicable
        state law;

                                                                FOR ALL  WITHHOLD ALL   FOR ALL
                                                                                        EXCEPT
   2.   Authority to vote for the election as trustees, the       [ ]        [ ]          [ ]
        nominees named below:

        01 David C. Arch  02 Jerry D. Choate
        03 Howard J Kerr 04 Suzanne H. Woolsey

        To withhold authority for any individual, mark the box "For All Except" and write the nominee's(s') number on the line below.

        ---------------------------------------

   3.   Not applicable to the Target Fund;

   4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.



                            YOUR VOTE IS IMPORTANT.
                 PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING
              THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING
                           INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                                    XXX XXXX

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.




THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
      PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]



                                                                  FOR   AGAINST   ABSTAIN


   1.   To approve an Agreement and Plan of Reorganization        [ ]     [ ]       [ ]
        between the Target Fund and the Acquiring Fund, the
        termination of Target Fund's registration under the
        Investment Company Act of 1940, as amended, and the
        dissolution of the Target Fund under applicable
        state law;

   2.   Not applicable to Target Fund preferred shares;

   3.   Not applicable to the Target Fund;

   4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

                            YOUR VOTE IS IMPORTANT.
                 PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING
              THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING
                           INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                                    XXX XXXX